EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

ODYSSEY MARINE EXPLORATION, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify that, to the best of my knowledge, the quarterly report on Form 10-Q of Odyssey Marine Exploration, Inc. for the period ending June 30, 2022:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.

/s/ Christopher E. Jones
Christopher E. Jones
Chief Financial Officer and Authorized Officer
August 15, 2022

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Odyssey Marine Exploration, Inc. and will be retained by Odyssey Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.